Exhibit (10)(MM)
SURPLUS NOTE PURCHASE AGREEMENT
Between
DONEGAL MUTUAL INSURANCE COMPANY
and
WEST BEND MUTUAL INSURANCE COMPANY
DATED AS OF JULY 15, 2010

(i)

(ii)

SURPLUS NOTE PURCHASE AGREEMENT
     THIS SURPLUS NOTE PURCHASE AGREEMENT (this “Agreement”) made as of this 15th day of July, 2010 between DONEGAL MUTUAL INSURANCE COMPANY, a Pennsylvania mutual fire insurance company (“DMIC”) and WEST BEND MUTUAL INSURANCE COMPANY, a Wisconsin mutual insurance company (“WBM”).
WITNESSETH:
     WHEREAS, in connection with, and subject to the closing of, the transactions the Merger Agreement (as defined in Section 5.1(d)) contemplates, WBM proposes to sell a surplus note (the “Note”) issued by Michigan Insurance Company, a Michigan stock insurance company (“MICO”) in the form of Appendix A to this Agreement, the repayment of which would be subordinated to the claims of policyholders of MICO and otherwise be in compliance with applicable provisions of the Michigan Insurance Code and the regulations of the Commissioner of Insurance of the State of Michigan, in the principal amount of Five Million Dollars ($5,000,000);
     WHEREAS, DMIC proposes to purchase the Note;
     WHEREAS, the Board of Directors of DMIC has approved this Agreement and the purchase of the Note by resolutions duly adopted; and
     WHEREAS, the Boards of Directors of WBM and MICO have approved this Agreement and the sale of the Note by resolutions duly adopted;
     NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and intending to be legally bound hereby, DMIC and WBM agree as follows:
ARTICLE I
SALE AND PURCHASE OF NOTE
     1.1 Sale and Purchase of Note. Upon the terms, conditions, representations and warranties set forth in this Agreement, WBM hereby agrees to sell the Note to DMIC and DMIC hereby agrees to purchase the Note from WBM.
     1.2 Payment of Purchase Price and Delivery of Note. The purchase price of the Note shall be Five Million Dollars ($5,000,000) an amount equal to the sum of the unpaid principal amount of the Note plus accrued but unpaid interest on the Note on the closing date (the “Closing Date”) for the sale and purchase of the Note. The entire purchase price of the Note is to be paid in cash by DMIC to WBM on the Closing Date against delivery of the Note.
     1.3 Closing Date.
          (a) Subject to the fulfillment of the conditions precedent specified in Article V, the transactions contemplated by this Agreement shall be consummated (the “Closing”) at 10:00 a.m. on the date on which the parties to the Merger Agreement consummate the transactions the Merger Agreement contemplates. Unless otherwise mutually agreed by DMIC and WBM, the Closing shall be held at the offices of Duane Morris LLP, 190 South LaSalle Street, Chicago, IL 60603-3433.
          (b) At the Closing, WBM shall deliver to DMIC (i) copies of each resolution adopted by the Board of Directors of WBM approving and adopting this Agreement and the sale of the Note, certified by the Secretary of WBM that each such resolution is then in full force and effect and without amendment; (ii) any Officers’ Certificates specified in Section 5.2 duly executed by WBM and (iii) the Note duly executed by WBM.
          (c) At the Closing, DMIC shall deliver to WBM (i) copies of each resolution adopted by the Board of Directors of DMIC approving and adopting this Agreement and the purchase of the Note and (ii) any Officers’ Certificates specified in Section 5.3 duly executed by DMIC.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF WBM
     As an inducement to DMIC to enter into this Agreement and to consummate the transactions contemplated in this Agreement, WBM represents and warrants to DMIC and agrees as follows:
     2.1 Organization and Standing.
          (a) WBM is a corporation duly organized and validly existing under the laws of the State of Wisconsin.
          (b) WBM has the corporate power and authority and other authorizations necessary or required in order for it to own the Note and to carry on its business as now conducted.
     2.2 Authorization. WBM has the requisite corporate power and authority to execute and deliver this Agreement and sell the Note and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and delivery of the

Note, have been duly approved and authorized by the Board of Directors of WBM. No other corporate proceedings on the part of WBM are necessary to authorize this Agreement and the sale of the Note other than the approval of the sale of the Note to DMIC by the Commissioner of Insurance of the State of Michigan. This Agreement, when executed and delivered by WBM and assuming the due execution thereof by the other parties thereto, will constitute the valid, legal and binding agreements of WBM enforceable in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, rehabilitation, liquidation, conservation, dissolution, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought. Neither the execution nor the delivery of this Agreement or the Note nor the consummation of the transactions this Agreement contemplates, nor compliance with nor fulfillment of the terms and provisions hereof or thereof, will (x) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Articles of Incorporation or the Bylaws of WBM, or any instrument, agreement, mortgage, judgment, Order, award, decree or other restriction to which WBM is a party; (y) give any party to or with rights under any such instrument, agreement, mortgage, judgment, Order, award, decree or other restriction the right to terminate, modify or otherwise change the rights or obligations of WBM under such instrument, agreement, mortgage, judgment, Order, award, decree or other restriction or (iii) require the approval, consent or authorization of or any filing with or notification to any federal, state or local court or Governmental Authority, except the approval of the Commissioner of Insurance of the State of Michigan.
     2.3 Title to the Note. WBM has good and marketable title to the Note
     2.4 No Omissions. None of the representations or warranties of WBM contained in this Agreement and, to the knowledge of WBM, none of the other information or documents furnished to DMIC or its representatives by WBM in connection with this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect.
     2.5 Finders. WBM has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary with the exception of Keefe, Bruyette & Woods, Inc. WBM shall be responsible for the payment of all fees and expenses payable for or on account of the transactions provided for in this Agreement based on actions taken or agreements entered into by WBM.
     2.6 Representations and Warranties to Be True on the Closing Date. All of the representations and warranties set forth in this Article II shall be true and correct on the Closing Date.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF DMIC
     DMIC represents and warrants to WBM as follows:
     3.1 Organization and Standing. DMIC is a mutual fire casualty insurance company duly organized, validly existing and in good standing under the Laws of the Commonwealth of Pennsylvania and has the requisite corporate power and authority to conduct its business as it is currently being conducted.
     3.2 Authorization. DMIC has the requisite corporate power and authority to execute and deliver this Agreement and to purchase the Note. The execution and delivery of this Agreement and the purchase of the Note have been duly approved and authorized by the Board of Directors of DMIC. No other corporate proceedings on the part of DMIC are necessary to authorize this Agreement and the purchase of the Note. This Agreement when executed and delivered by DMIC and assuming the due execution thereof by WBM, will constitute the valid, legal and binding obligations of DMIC enforceable against DMIC in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, rehabilitation, liquidation, conservation, dissolution, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any Proceeding therefor may be brought.
     3.3 Consents and Approvals of Government Agencies. Other than approval of the purchase of the Note by the Insurance Commissioner of the State of Michigan, no consent, approval, Order or authorization of, or registration, application, declaration or filing with any Person is required with respect to DMIC in connection with the execution and delivery of this Agreement and the purchases of the Note, nor compliance with nor fulfillment of the terms and provisions hereof and thereof, will (i) conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under the Amended Articles of Incorporation or the Amended and Restated By-laws of DMIC, or any instrument, agreement, mortgage, judgment, Order, award, decree or other restriction to which DMIC is party; (ii) give any party to or with rights under any such instrument, agreement, mortgage, judgment, Order, award, decree or other restriction or (iii) require the approval, consent or authorization of or any filing with or notification to any federal, state or local court, Governmental Authority.
     3.4 Transferability. The Note will be acquired by DMIC for its own account and not with a view to, and not in connection with, a public distribution or resale thereof and will not be transferred except in a transaction registered or exempt from registration under the

Securities Act of 1933 as amended. It is understood that DMIC’s investments are at all times within its control and direction.
     3.5 No Omissions. None of the representations or warranties of DMIC contained in this Agreement, and none of the other information or documents furnished to WBM or its representatives by DMIC in connection with this Agreement is false or misleading in any material respect or omits to state a fact herein or therein necessary to make the statements herein or therein not misleading in any material respect. To the Knowledge of DMIC, there is no fact that adversely affects, or in the future is reasonably likely to affect adversely, the business or Assets of DMIC that has not been disclosed in writing to WBM.
     3.6 Finders. DMIC has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary on account of the transactions provided for in this Agreement, except for Sanders. DMIC shall be responsible for the payment of all fees and expenses payable for or on account of the transactions provided for in this Agreement and other such fees based on actions taken or agreements entered into by DMIC.
     3.7 Representations and Warranties to Be True on the Closing Date. All of the representations and warranties set forth in this Article IV shall be true and correct on the Closing Date.
ARTICLE IV
CERTAIN COVENANTS
     The parties covenant and agree to take the following action between the date hereof and the Closing Date:
     4.1 Preserve Accuracy of Representations and Warranties.
          (a) WBM shall refrain from taking any action that would render any representation or warranty contained in Article II of this Agreement inaccurate as of the Closing Date. WBM will promptly notify DMIC of any lawsuits, claims, proceedings or investigations that, to the Knowledge of WBM, may be threatened, brought, asserted or commenced against WBM, its officers or its directors (i) involving in any way the transactions this Agreement contemplates.
          (b) DMIC shall refrain from taking any action that would render any representation or warranty contained in Article III of this Agreement inaccurate as of the Closing Date. DMIC will promptly notify WBM of any lawsuits, claims, proceedings or investigations that, to the Knowledge of DMIC, may be threatened, brought, asserted or commenced against DMIC, its officers or its directors (i) involving in any way the transactions this Agreement contemplates.

     4.2 Required Filings. As promptly as practical after the date of this Agreement, WBM and DMIC shall promptly commence and make all required filings with the appropriate Governmental Authority required by Law to be made by any of them in order to consummate the transactions this Agreement contemplates. Between the date of this Agreement and the Closing Date, each party shall cooperate with the other party with respect to all required filings that a party elects to make or is required by Law to make in connection with the transactions this Agreement contemplates.
ARTICLE V
CONDITIONS
     5.1 Conditions to Each Party’s Obligations. The respective obligations of each party to effect the purchase and sale of the Note under this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:
          (a) All required filings and approvals required to be obtained prior to the Closing Date solely for this Agreement and the purchase and sale of the Note have been obtained and not rescinded or adversely modified.
          (b) No Order entered or Law promulgated or enacted by any Governmental Authority shall be in effect that would prevent the consummation of the purchase or sale of the Note or the other transactions this Agreement contemplates and no proceeding brought by a Governmental Authority shall have been commenced and be pending that seeks to restrain, prevent or materially delay or restructure the transactions this Agreement contemplates or that otherwise questions the validity or legality of any such transaction; and
          (c) There shall be no pending or threatened litigation initiated by a private party seeking to restrain, prevent, rescind or change the terms of this Agreement or the purchase and sale of the Note or to obtain damages in connection with this Agreement or the consummation of the purchase and sale of the Note.
          (d) Closing under the Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 15, 2010 among WBM, MICO, Donegal Group Inc. and DGI Acquisition Corp. shall occur simultaneously with the closing of the transactions this Agreement contemplates. Capitalized terms used in this Agreement without definition shall have the respective meanings assigned to them in the Merger Agreement.
     5.2 Conditions to Obligations of DMIC. The obligations of DMIC to purchase and pay for the Note on or prior to the Closing Date, shall be subject to the following conditions:
          (a) WBM shall have performed or complied in all material respects with all agreements required to be performed and complied with by it under this Agreement, including the delivery of the Note at or prior to the Closing Date.

          (b) Each of the representations and warranties of WBM contained in this Agreement that is qualified by materiality shall be true and correct on the Closing Date as though made on the Closing Date and each of the representations and warranties of WBM that is not so qualified shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, other than representations and warranties that address matters only as of a certain date, which shall be true and correct in all material respects as of such certain date, and there shall have been delivered to DMIC an Officer’s Certificate or Certificates to that effect, dated as of the Closing Date, and signed on behalf of WBM;
     5.3 Conditions to Obligations of WBM. The obligation of WBM to sell the Note and to perform its other obligations under this Agreement to be performed on the Closing Date shall, at the option of WBM, be subject to the fulfillment on or prior to the Closing Date, of the following conditions:
          (a) DMIC shall have performed or complied in all material respects with all obligations and agreements required to be performed and complied with by it under this Agreement, including the payment of the purchase price of the Note to WBM at or prior to the Closing Date.
          (b) Each of the representations and warranties of DMIC contained in this Agreement that is qualified by materiality shall be true and correct on the Closing Date as though made on the Closing Date and each of the representations and warranties of DMIC that is not so qualified shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, other than representations and warranties that address matters only as of a certain date and which shall be true and correct in all material respects as of such certain date, and there shall have been delivered to WBM an Officer’s Certificate or Certificates to that effect, dated as of the Closing Date, and signed on behalf of DMIC.
ARTICLE VI
TERMINATION
     6.1 Termination. This Agreement may be terminated and the purchase and sale of the Note and the other transactions this Agreement contemplates be abandoned at any time prior to the Closing Date:
          (a) by mutual consent of WBM and DMIC;
          (b) by either WBM or DMIC by one day’s written notice to DMIC or WBM, as the case may be, if the Closing shall not have been consummated on or before December 31, 2010; provided that the right to terminate this Agreement under this Section 6.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the purchase and sale of the Note to have been consummated on or before such date;

          (c) by either DMIC or WBM by one day’s written notice to WBM or DMIC, as the case may be, if any of the conditions to such party’s obligations to consummate the transactions contemplated by this Agreement shall in the reasonable opinion of the notifying party have become impossible to satisfy; or
          (d) by DMIC if WBM is in breach at any time prior to the Closing Date of any of the representations and warranties made by WBM as though made on and as of such date; or
          (e) by WBM if DMIC is in breach at any time prior to the Closing Date of any of the representations and warranties made by DMIC as though made on and as of such date.
     6.2 Effect of Termination. In the event of the termination of this Agreement by either WBM or DMIC, as provided in Section 6.1, this Agreement shall thereafter become void and there shall be no Liability on the part of any party hereto against any other party to this Agreement, or their respective directors, officers, policyholders or agents, except that (i) any such termination shall be without prejudice to the rights of any party hereto arising out of the willful breach by any other party of any covenant or agreement contained in this Agreement.
ARTICLE VII
AMENDMENT, WAIVER AND INDEMNIFICATION
     7.1 Amendment. This Agreement may be amended or modified in whole or in part any time by an agreement in writing executed in the same manner as this Agreement, provided, however, that no amendment shall be made that changes the terms of this Agreement in any material respect and that requires the further approval or proceedings of any insurance Governmental Authority without such approval having first been obtained or such proceedings having been first completed.
     7.2 Extension; Waiver. At any time prior to the Closing Date, either party hereto may:
          (a) extend the time for the performance of any of the obligations or other acts of the other party hereto,
          (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and
          (c) waive compliance with any of the agreements or conditions contained herein.

Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party by its President. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party hereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.
     7.3 Survival of Obligations. All certifications, representations and warranties made in this Agreement by WBM and DMIC and their obligations to be performed pursuant to the terms of this Agreement, shall survive the Closing Date hereunder, notwithstanding any notice of any inaccuracy, breach or failure to perform not waived in writing and notwithstanding the consummation of the transactions contemplated herein with knowledge of such inaccuracy, breach or failure. All representations and warranties contained herein shall terminate upon the repayment in full of the principal amount of the Note and all accrued but unpaid interest thereon.
ARTICLE VIII
MISCELLANEOUS
     8.1 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be given by confirmed facsimile or registered mail, postage prepaid, addressed as follows:
     if to DMIC, to:
Donegal Mutual Insurance Company
1195 River Road
Marietta, Pennsylvania 17547
Attention: Donald H. Nikolaus, President
Facsimile: 717-426-7009
     if to WBM, to:
West Bend Mutual Insurance Company
1900 South 18th Avenue
West Bend, WI 53095
Attention: James J. Pauly, Esq.
Facsimile: 262-338-5058
or to such other address or facsimile number as the Person to whom notice is given may have previously furnished to the other party in writing in accordance herewith.

     8.2 Expenses. Except as otherwise provided herein, each party hereto shall pay its own expenses including, without limitation, legal and accounting fees and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with the provisions contained herein.
     8.3 Governing Law. This Agreement and the Note shall be governed by and construed in accordance with the laws of the State of Michigan without regard to its rules on conflicts of law.
     8.4 Partial Invalidity. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated herein to be unreasonable or materially and adversely frustrate the objectives of the parties as expressed in this Agreement.
     8.5 Execution in Counterparts. This Agreement may be executed in two counterparts, both of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered (by facsimile, PDF or otherwise) to the other party.
     8.6 Titles and Headings. Titles and headings to Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.
     8.7 Entire Agreement. This Agreement, together with the Note, contains the entire understanding of the parties hereto with regard to the subject matter contained in this Agreement.
     8.8 Specific Performance. Each of the parties hereto acknowledges and agrees that the other party hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which WBM or DMIC may be entitled, at law or in equity.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed on its behalf as of the date first above written.

DONEGAL MUTUAL INSURANCE COMPANY
By:	/s/ Donald H. Nikolaus
Donald H. Nikolaus, President

WEST BEND MUTUAL INSURANCE COMPANY
By:	/s/ Kevin A. Steiner
Kevin A. Steiner, President